UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant To Section 14(a) of the

Securities Exchange Act of 1934

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Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

AMERICAN ORIENTAL BIOENGINEERING, INC.

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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(2)	Form, Schedule or Registration Statement No.:

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AMERICAN ORIENTAL BIOENGINEERING, INC.

B02 12F Anlian Plaza

4018 Jintian Road Futian District

Shenzhen, 518026 People’s Republic of China

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

to be held on December 3, 2007

TO THE STOCKHOLDERS OF AMERICAN ORIENTAL BIOENGINEERING, INC:

The Annual Meeting of the Stockholders of American Oriental Bioengineering, Inc., a Nevada corporation (the “Company”, “AOBO”, “we”, “us” or “our”), will be held on December 3, 2007, at 8:00 p.m. Beijing Standard Time, i.e. local time, which is equivalent to December 3, 2007 at 7:00 am U.S. Eastern Standard Time, at B02 12F Anlian Plaza 4018 Jintian Road Futian District, Shenzhen, 518026 People’s Republic of China, for the following purposes:

1.	To elect nine (9) directors to the Board of Directors of the Company to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified;

2.	To ratify the appointment of Weinberg & Company, P.A. as the Company’s independent auditors; and

3.	To transact any other business as may properly be presented at the Annual Meeting or any adjournment or postponement thereof.

Stockholders of record of the Company’s common stock and series A preferred stock at the close of business on October 5, 2007 are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof.

Your attention is directed to the Proxy Statement accompanying this Notice for a more complete statement of matters to be considered at the Annual Meeting.

All stockholders are cordially invited to attend the meeting. Whether or not you expect to attend, you are respectfully requested by the Board of Directors to sign, date and return the enclosed proxy promptly. Stockholders who execute proxies retain the right to revoke them at any time prior to the voting thereof. A return envelope is enclosed for your convenience.

YOUR VOTE IS IMPORTANT. YOU ARE REQUESTED TO CAREFULLY READ THE PROXY STATEMENT. PLEASE VOTE ON THE INTERNET OR BY TELEPHONE IF THIS PROXY STATEMENT WAS MAILED TO YOU, COMPLETE, DATE, SIGN AND RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE. YOU MAY ALSO ATTEND THE MEETING TO VOTE IN PERSON

By Order of the Board of Directors,

/s/ Tony Liu
Tony Liu Chairman of the Board and Chief Executive Officer

Dated: October 5, 2007

AMERICAN ORIENTAL BIOENGINEERING, INC.

B02 12F Anlian Plaza

4018 Jintian Road Futian District

Shenzhen, 518026 People’s Republic of China

PROXY STATEMENT

for

Annual Meeting of Stockholders

to be held on December 3, 2007

INTRODUCTION

Your proxy is solicited by the Board of Directors of American Oriental Bioengineering, Inc., a Nevada corporation (the “Company”, “AOBO”, “we”, “us” or “our”), for use at the Annual Meeting of Stockholders to be held on December 3, 2007, at 8:00 p.m.. Beijing Standard Time, i.e. local time, which is the equivalent to December 3, 2007 at 7:00 am U.S. Eastern Standard Time at B02 12F Anlian Plaza 4018 Jintian Road Futian District, Shenzhen, 518026 People’s Republic of China for the following purposes:

1.	To elect nine (9) directors to the Board of Directors of the Company to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified;

2.	To ratify the appointment of Weinberg & Company, P.A. as the Company’s independent auditors; and

3.	To transact any other business as may properly be presented at the Annual Meeting or any adjournment or postponement thereof.

The Board of Directors has set October 5, 2007, as the record date (the “Record Date”) to determine those holders of common stock, par value $0.001 per share, of the Company (“Common Stock”) and series A preferred Stock, par value $0.001 per share (“Series A Preferred Stock”) who are entitled to notice of, and to vote at, the Annual Meeting. A list of the stockholders entitled to vote at the meeting may be examined at the Company’s office during the 10-day period preceding the meeting.

On or about October 19, 2007, the Company shall mail to all stockholders of record, as of the Record Date, a Notice of Availability of Proxy Materials (the “Notice”). Please carefully review the Notice for information on how to access the Notice of Annual Meeting, Proxy Statement, proxy card and Annual Report on www.investoreconnect.com, in addition to instructions on how you may request to receive a paper or email copy of these documents. There is no charge to you for requesting a paper copy of these documents.

GENERAL INFORMATION ABOUT VOTING

Who can vote?

You can vote your shares of Common Stock and Series A Preferred Stock if our records show that you owned the shares on the Record Date. As of the close of business on the Record Date, a total of 74,909,301 shares of Common Stock and 1,000,000 shares of Series A Preferred Stock are entitled to vote at the Annual Meeting. Each share of Common Stock is entitled to one vote on matters presented at the Annual Meeting. The holder of the Series A Preferred Stock is entitled to an aggregate of 24,969,767 votes, representing 25% of the combined voting power of all of the Company’s Common Stock and Preferred Stock.

How do I vote by proxy?

If you have received a printed copy of these materials by mail, you may simply complete, sign and return your proxy card or follow the instructions below to submit your proxy on the Internet. If you did not receive a printed copy of these materials by mail and are accessing them on the Internet, you may simply follow the instructions below to submit your proxy on the Internet.

What if I received a Notice of Availability of proxy materials?

In accordance with rules and regulations recently adopted by the Securities and Exchange Commission, instead of mailing a printed copy of our proxy materials to each stockholder of record, we may now furnish proxy materials to our stockholders on the Internet. If you received a Notice by mail, you will not receive a printed copy of the proxy materials. Instead, the Notice will instruct you as to how you may access and review all of the important information contained in the proxy materials. The Notice also instructs you as to how you may submit your proxy on the Internet. If you received a Notice by mail and would like to receive a printed copy of our proxy materials, including a proxy card, you should follow the instructions for requesting such materials included in the Notice.

If I am a stockholder of record of the Company shares, how do I cast my vote?

If you are a stockholder of record, you may vote in person at the annual meeting. We will give you a ballot when you arrive.

If you do not wish to vote in person or you will not be attending the annual meeting, you may vote by proxy. If you received a printed copy of these proxy materials by mail, you may vote by proxy using the enclosed proxy card, or vote by proxy on the Internet. If you received a Notice by mail, you may vote by proxy over the Internet. The procedures for voting by proxy are as follows:

•	To vote by proxy on the Internet, go to www.proxyvote.com to complete an electronic proxy card.

•

To vote by proxy using the enclosed proxy card (if you received a printed copy of these proxy materials by mail), complete, sign and date your proxy card and return it promptly in the envelope provided.

If you vote by proxy, your vote must be received by 7:00 a.m. U.S. Eastern Standard Time on December 3, 2007 to be counted.

We provide Internet proxy voting to allow you to vote your shares on-line, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.

What if other matters come up at the Annual Meeting?

The matters described in this proxy statement are the only matters we know of that will be voted on at the Annual Meeting. If other matters are properly presented at the meeting, the proxy holders will vote your shares as they see fit.

Can I change my vote after I return my proxy card?

Yes. You may revoke your proxy card at any time before its exercise at the Annual Meeting by giving our Secretary, a written notice revoking your proxy card, or a duly executed proxy bearing a later date, or by attendance at the Annual Meeting and electing to vote in person.

Can I vote in person at the Annual Meeting rather than by completing the proxy card?

Although we encourage you to complete and return the proxy card to ensure that your vote is counted, you can attend the Annual Meeting and vote your shares in person.

How are votes counted?

We will hold the Annual Meeting if holders of the total voting power of the shares of Common Stock and Series A Preferred Stock entitled to vote in person or by proxy either sign and return their proxy cards, submit their proxy on the Internet, or attend the meeting. If you sign and return your proxy card, or submit your proxy on the internet, your shares will be counted to determine whether we have a quorum even if you abstain or fail to vote on any of the proposals listed on the proxy card. The election of directors under proposal 1 will be by the affirmative vote of a plurality of the shares of Common Stock and Series A Preferred Stock, represented in person or by proxy at the Annual Meeting. Proposal 2 shall be approved upon the vote of a majority of shares present in person or represented by proxy at the meeting. An abstention with respect to Proposal 2, will have the effect of a vote “AGAINST” such proposal. Unless otherwise stated, the enclosed proxy will be voted in accordance with the instructions thereon.

Brokers holding shares of the Common Stock in street name who do not receive instructions from the beneficial owners of those shares are entitled to vote on “routine” proposals such as the election of directors and the ratification of the Company’s independent auditors.

Who pays for this proxy solicitation?

We do. In addition to sending you these materials, some of our employees may contact you by telephone, by mail, by fax, by email, or in person. None of these employees will receive any extra compensation for doing this.

Why is AOBO seeking stockholder approval for these proposals?

Proposal No. 1: The General Corporations Law of Nevada and The New York Stock Exchange require corporations to hold elections for directors each year.

Proposal No. 2: The Company appointed Weinberg & Company, P.A. to serve as the Company’s independent auditors for the 2007 fiscal year. The Company elects to have its stockholders ratify such appointment.

OUTSTANDING SHARES AND VOTING RIGHTS

Stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof, are stockholders of record at the close of business on the Record Date. Persons who are not stockholders of record on the Record Date will not be allowed to vote at the Annual Meeting. At the close of business on the Record Date there were 74,909,301 shares of Common Stock and 1,000,000 shares of Series A Preferred Stock issued and outstanding. We have issued no other voting securities as of the Record Date. Each share of Common Stock is entitled to one (1) vote on each matter to be voted upon at the Annual Meeting. The holder of the Series A Preferred Stock is entitled to an aggregate of 24,969,767 votes, representing 25% of the combined voting power of all of the Company’s Common Stock and Preferred Stock. Holders of Common Stock and Series A Preferred Stock are not entitled to cumulate their votes for the election of directors.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

Only one annual report and this proxy statement will be delivered to multiple stockholders sharing an address unless we have received contrary instructions from one or more of the stockholders. Upon written or oral request the Company will deliver a separate copy of the annual report and this proxy statement to a stockholder at a shared address to which a single copy of the annual report and proxy statement was delivered. If you wish to receive a separate copy of the annual report or this proxy statement, please notify the Company by calling or sending a letter to the Secretary of the Company, c/o American Oriental Bioengineering, Inc., at the Company’s New York office located at 90 Park Avenue, 17th Floor, New York, NY 10016. The Company’s telephone number at the New York location is (212) 786-7566.

SECURITY OWNERSHIP OF MANAGEMENT

AND CERTAIN BENEFICIAL OWNERS

The following table sets forth as of October 5, 2007, the number of shares of our Common Stock and Series A Preferred Stock beneficially owned by (i) each person who is known by us to be the beneficial owner of more than five percent of the Company’s Common Stock and the Series A Preferred Stock; (ii) each director and nominee for election to the Board of Directors; (iii) each of the named executive officers in the Summary Compensation Table; and (iv) all directors and executive officers as a group. Unless otherwise indicated, the stockholders listed in the table have sole voting and investment power with respect to the shares indicated.

Name and Address (1)	Title of Class	Amount and Nature of Beneficial Ownership (2)		Percent of Class
Tony Liu (3)	Common Stock	14,397,648		19.7%
Tony Liu	Series A Preferred Stock	1,000,000	(4)	100%
Jun Min	Common Stock	909,494		1.2%
Yanchun Li	Common Stock	763,716		1.0%
Binsheng Li	Common Stock	292,906		*
Cosimo J. Patti	Common Stock	26,537		*
Xianmin Wang	Common Stock	22,316		*
Eileen Bridget Brody	Common Stock	39,152		*
Lawrence S. Wizel	Common Stock	5,000		*
Baiqing Zhang	Common Stock			*
All executive officers and directors’ ownership of Common Stock as a group (9 persons)		16,939,169		22.5%

*	Indicates less than one percent.

(1)	Unless otherwise indicated, the address of each holder is c/o American Oriental Bioengineering, Inc., B02 12F Anlian Plaza 4018 Jintian Road Futian District, Shenzhen, 518026 People’s Republic of China.

(2)	Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to the shares shown. Except as indicated by footnote and subject to community property laws where applicable, to our knowledge, the stockholders named in the table have sole voting and investment power with respect to all Common Stock shares shown as beneficially owned by them. A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days upon the exercise of options, warrants or convertible securities (in any case, the “Currently

Exercisable Options”). Each beneficial owner’s percentage ownership is determined by assuming that the Currently Exercisable Options that are held by such person (but not those held by any other person) have been exercised and converted.

(3)	Through his common stock and preferred stock ownership, currently Mr. Tony Liu has voting power equal to approximately 44% of our voting securities.

(4)	Mr. Tony Liu is the sole holder of the Series A Preferred Stock. With respect to the Series A Preferred Stock, Mr. Liu has voting power equal to approximately 25% of the combined voting power of the Company’s common stock and preferred stock.

PROPOSAL 1

ELECTION OF DIRECTORS

The Board of Directors has nominated nine (9) persons to stand for election. If elected at the Annual Meeting, each nominee will hold office until the next Annual Meeting of Stockholders and until their successors are elected and qualified. Management expects that each of the nominees will be available for election, but if any of them is not a candidate at the time the election occurs, it is intended that such proxy will be voted for the election of another nominee to be designated by the Board of Directors to fill any such vacancy.

NOMINEES

Set forth below are the names, age and position of each nominee for director of the Company followed by a summary of each nominee’s background and principal occupations.

Name	Age	Title	Director Since
Tony Liu	54	Chief Executive Officer, Chairman and Director	December 18, 2001
Jun Min	48	Vice President and Director	May 8, 2002
Yanchun “Lily” Li	38	Chief Financial Officer, Chief Operations Officer and Director	May 8, 2002
Li Binsheng	43	Chief Accounting Officer and Director	May 8, 2002
Cosimo J. Patti(1)(2)(3)	57	Independent Director	September 27, 2004
Xianmin Wang(1)(2)(3)	64	Independent Director	January 1, 2005
Eileen Bridget Brody(1)(2)(3)	45	Independent Director	June 22, 2005
Lawrence S. Wizel(1)(2)(3)	63	Independent Director	August 21, 2006
Baiqing Zhang (3)	54	Independent Director	December 15, 2006

(1)	Serves as a member of the Audit Committee.
(2)	Serves as a member of the Compensation Committee.
(3)	Serves as a member of the Nominating Committee.

Executive officers of the Company are appointed at the discretion of the Board of Directors with no fixed term. There are no family relationships between or among any of the executive officers or directors of the Company.

INFORMATION ABOUT THE NOMINEES

TONY LIU - CHIEF EXECUTIVE OFFICER, DIRECTOR AND CHAIRMAN OF THE BOARD OF DIRECTORS. Tony Liu is one of our founders and has served as our Chief Executive Officer and the Chairman of our Board of Directors since 2001. He served in the People’s Liberation Army for over 19 years and held the high rank of commander before retiring from the military. After Mr. Liu left the army, he began working for the government in the Heilongjiang province in northeastern China. In addition to serving as a representative to the National People’s Congress in China, Mr. Liu has witnessed and participated in the massive macro economic changes in China during his many years in the Chinese business community. He has more than ten years of experience in managing pharmaceutical companies. Mr. Liu was named the Outstanding Chinese Entrepreneur of the World and he is currently the Vice Chairman of the International Chinese Entrepreneur Association. In 2004, Mr. Liu received an EMBA degree from Tsinghua University.

JUN MIN - VICE PRESIDENT AND DIRECTOR. Jun Min is one of our founders and has served as our Vice President and as a member of our Board of Directors since 2002. Mr. Min worked as Senior Executive Officer of the Price Checking Department Bureau of Heilongjiang Province from 1987 to 1992. Subsequently, he worked for Harbin Three-Happiness Bioengineering, Co. Ltd. from 1993 until Three Happiness was acquired by us in May 2002. He has over 20 years of experience in operations management and has an extensive knowledge of the consumer and pharmaceutical products industries in China. Mr. Min received a business management degree from Harbin Broadcast & TV University in 1986.

YANCHUN LI - CHIEF FINANCIAL OFFICER, CHIEF OPERATIONS OFFICER, SECRETARY AND DIRECTOR. Yanchun Li is one of our founders and has served as our Chief Financial Officer, Chief Operating Officer, Secretary and as a member of our Board of Directors since 2003. Ms. Li has an extensive history in Chinese business operations. Before joining us, Ms. Li worked for China Ruida Food Limited Company and successfully established the Ruida brand as the number one brand in the instant frozen food industry. Ms. Li joined Harbin Three Happiness in 1994 as the manager of marketing and sales. She led a sales team of approximately two hundred people and launched a series of marketing campaigns to promote Three Happiness functional drinks all over China. The Three Happiness brand was later awarded the “Top Ten Well-known Brands in China”. Ms. Li is in charge of the Company’s operations, marketing and financial activities. Ms. Li has 13 years of experience and has creative ideas in marketing consumer, pharmaceutical and nutraceutical products.

MR. BINSHENG LI – CHIEF ACCOUNTING OFFICER AND DIRECTOR. Binsheng Li is one of our founders and has served as our Chief Accounting Officer and as a member of our Board of Directors since 2002. Mr. Li began his career at Harbin Three-Happiness Bioengineering Co. in 1994 in the accounting department. Mr. Li is in charge of all financial management and accounting work for the Company. Mr. Li graduated from Dalian University in 1986 with a major in Finance and Economics.

COSIMO J. PATTI - INDEPENDENT DIRECTOR. Cosimo Patti has served on our Board of Directors since 2004. Before joining us, Mr. Patti was an arbitrator for the National Association of Securities Dealers and the New York Stock Exchange for 18 years. Since August 1999, Mr. Patti has been the President and Chairman of Technology Integration Group, Inc. From 2002 to 2004, Mr. Patti was the Senior Director of Applications Planning with iCi/ADP. He was the Director of Strategic Cross border Business with Cedel Bank from 1996 to 1999, and President and Founder of FSI Advisors Group from 1998 to 2002. Mr. Patti received his Psychology degree from Brooklyn College in 1970.

XIANMIN WANG - INDEPENDENT DIRECTOR. Xianmin Wang has served on our Board of Directors since 2005. He was the Vice Governor of Heilongjiang Province from 1998 to 2001, where he was in charge of Financial and Economic affairs. Mr. Wang was Secretary of Daqing Municipal Party Committee from 1996 to 1998, and Vice Secretary of Harbin Municipal Party Committee from 1991 to 1992. Mr. Wang received a post graduate degree in Philosophy from Renmin University of China in 1964. He also holds a bachelor’s degree in Economics from Northeast Forest University.

EILEEN BRIDGET BRODY – INDEPENDENT DIRECTOR. Eileen Brody has served on our Board of Directors since 2005. Since August 2005, Ms. Brody has been President of Dawson-Forte Cashmere, an apparel trading company. From 1997 to 2004, she was Vice President of Merchandising and Planning for Carter’s Retail division of The William Carter Company. From 1992 to 1997, she held various management positions for Melville Corporation, a multi-billion dollar retailer. From 1983 to 1990, Ms. Brody worked for KPMG Peat Marwick as a Senior Manager. While at KPMG, she was responsible for audit services for a diverse clientele of large and small public companies and provided due diligence services on a wide variety of acquisitions. Ms. Brody is a Certified Public Accountant. She received her Undergraduate and MBA degrees from Pace University and a second MBA from the Harvard Graduate School of Business.

LAWRENCE S. WIZEL – INDEPENDENT DIRECTOR. Lawrence Wizel has served on our Board of Directors since 2006. Prior to joining our Board of Directors, he served as Deputy Professional Practice Director at Deloitte Touche USA LLP, or Deloitte, in Deloitte’s New York office. Mr. Wizel began his career at Deloitte in 1965 and was a partner from 1980 until he retired in June 2006. Mr. Wizel was responsible for serving a diverse client base of publicly held and private companies in a variety of capacities including, SEC Commission filings, initial public offerings, mergers and acquisition transactions and periodic reporting. He received his BA in 1965 in accounting from Michigan State University and is a Certified Public Accountant.

BAIQING ZHANG - INDEPENDENT DIRECTOR. Baiqing Zhang has served on our Board of Directors since 2006. Mr. Zhang brings to us two decades of experience in the Chinese government’s regulatory and supervisory divisions. From 1998 until Mr. Zhang retired in 2005, Mr. Zhang served as Director of the Heilongjiang

Regulatory Bureau of the China Securities Regulatory Commission, or CSRC, where he managed and imposed regulatory compliance for all Heilongjiang-based securities issuances, as well as supervised securities trading, investment funds and legal affairs. The CSRC is China’s primary regulatory body overseeing the country’s financial markets. Prior to this, he spent ten years as a member of the Discipline Inspection Committee in the Department of Supervision of the Heilongjiang Province, and previously was the Vice Principal of Hebei Institute of Mechanical and Electrical Technology, where he taught university courses. Since 2005, Mr. Zhang has been a consultant in the fields of law and economics, public policy, and business strategy. He also consults and lectures about regulatory issues in the Chinese securities markets, based on his significant experience at the CSRC.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

There are no relationships or related transactions to be disclosed.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act, as amended, requires the executive officers and directors of the Company and every person who is directly or indirectly the beneficial owner of more than 10% of any class of security of the Company to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Such persons also are required to furnish our company with copies of all Section 16(a) forms they file. Based solely on its review of copies of such forms received by it, we believe that during the fiscal year 2006, all of the executive officers complied with the filing requirements of Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), except that:

Mr. Baiqing Zhang did not timely file a Form 3 reflecting his appointment as a director. Mr. Zhang subsequently filed a Form 3 on March 5, 2007;

Mr. Tony Liu did not timely file a Form 4 reflecting the grant of 3,956 stock options on March 31, 2006, 3,541 stock options on June 30, 2006 and 3,064 stock options on September 30, 2006. Mr. Liu subsequently filed a Form 4/A on October 26, 2006 reflecting each stock option grant.

Mr. Binsheng Li did not timely file a Form 4 reflecting the grant of 1,424 stock options on March 31, 2006, 1,275 stock options on June 30, 2006 and 1,103 stock options on September 30, 2006. Mr. Li subsequently filed a Form 4/A on October 26, 2006 reflecting each stock option grant.

Mr. Jun Min did not timely file a Form 4 reflecting the grant of 2,373 stock options on March 31, 2006, 2,125 stock options on June 30, 2006 and 1,838 stock options on September 30, 2006. Mr. Min subsequently filed a Form 4 on October 23, 2006 reflecting each stock option grant.

Ms. Yanchun Li did not timely file a Form 4 reflecting the grant of 2,373 stock options on March 31, 2006, 2,125 stock options on June 30, 2006 and 1,838 stock options on September 30, 2006. Ms. Li subsequently filed a Form 4 on October 23, 2006 reflecting each stock option grant.

MEETINGS OF THE BOARD OF DIRECTORS

The Board of Directors held 5 meetings during 2006. No director attended less than 75% of the meetings of any committee of which the director was a member. We do not have a policy with regard to Board members’ attendance at annual meetings of stockholders. We held an annual meeting of stockholders in November 2006.

BOARD COMMITTEES

The Board of Directors has a Compensation Committee, a Nominating Committee and an Audit Committee.

COMPENSATION COMMITTEE

The Compensation Committee was established on January 15, 2005, and adopted its charter on February 1, 2005. The members of the Compensation Committee during 2006 were Cosimo J. Patti, Xianmin Wang, Lawrence S. Wizel and Eileen Brody, who serves as the Chairman of the Compensation Committee. Each of these members are considered “independent” under Section 303A.02 of the listing standards of New York Stock Exchange, as determined by our board of directors. The Compensation Committee held one meeting during 2006.

The Compensation Committee makes recommendations to the Board of Directors concerning salaries and incentive compensation for our officers and administers our 2006 equity incentive plan.

NOMINATING COMMITTEE

The Nominating Committee was established on January 15, 2005. The purpose of the Nominating Committee is to assist the Board of Directors in identifying qualified individuals to become board members, in determining the composition of the Board of Directors and in monitoring the process to assess Board effectiveness. The Company held two meetings during 2006.

During 2006, the Nominating Committee consisted of three directors intially, each of whom meets the independence requirements and standards currently established by the New York Stock Exchange. In the second half of 2006 Lawrence S. Wizel and Baiqing Zhang were appointed to the Nominating Committee. The members of the Nominating Committee during 2006 were Cosimo J. Patti, Eileen Brody, Baiqing Zhang, Lawrence S. Wizel and Xianmin Wang, who serves as the chairman of the Nominating Committee. Each of the above-listed nominating committee members are considered “independent” under Section 303A.02 of the listing standards of New York Stock Exchange, as determined by our Board of Directors.

The Nominating Committee operates under a written charter, a copy of which was included as Appendix A to AOBO’s proxy statement for its Annual Meeting held in 2006. Although it has not done so in the past, the Nominating Committee may retain search firms to assist in identifying suitable director candidates.

The Nominating Committee will consider director candidates recommended by security holders. Potential nominees to the Board of Directors are required to have such experience in business or financial matters as would make such nominee an asset to the Board of Directors and may, under certain circumstances, be required to be “independent”, as such term is defined in the New York Stock Exchange Rules and applicable SEC regulations. Security holders wishing to submit the name of a person as a potential nominee to the Board of Directors must send the name, address, and a brief (no more than 500 words) biographical description of such potential nominee to the Nominating Committee at the following address: Nominating Committee of the Board of Directors, c/o American Oriental Bioengineering, Inc., 90 Park Ave Suite 1700 New York, NY 10016. Potential director nominees will be evaluated by personal interview, such interview to be conducted by one or more members of the Nominating Committee, and/or any other method the Nominating Committee deems appropriate, which may, but need not, include a questionnaire. The Nominating Committee may solicit or receive information concerning potential nominees from any source it deems appropriate. The Nominating Committee need not engage in an evaluation process unless (i) there is a vacancy on the Board of Directors, (ii) a director is not standing for re-election, or (iii) the Nominating Committee does not intend to recommend the nomination of a sitting director for re-election. A potential director nominee recommended by a security holder will not be evaluated any differently than any other potential nominee.

AUDIT COMMITTEE

The Board of Directors adopted a written charter for the Audit Committee, a copy of which was included as Appendix B to AOBO’s proxy statement for its Annual Meeting held in 2006. The Audit Committee’s charter states that the responsibilities of the Audit Committee shall include:

•	reviewing the Company’s charter, annual report to stockholders and reports submitted to the SEC;

•	naming the Company’s independent auditors, confirming and reviewing their independence, and approving their fees;

•	reviewing the independent auditors’ performance;

•	considering the independent auditors’ judgments about the Company’s accounting principals;

•	considering and approving major changes to the Company’s auditing and accounting principals;

•	establishing reporting systems to the committee by management and the independent auditors regarding management’s significant judgments in preparing financial statements;

•	following an audit, reviewing significant difficulties encountered during the audit;

•	reviewing significant disagreements among management and the independent auditors in the preparation of the Company’s financial statements;

•	reviewing the extent to which improvements in financial or accounting practices approved by the committee have been implemented; and

•	review with counsel any legal matters that could have a significant impact on the Company’s financial statements.

The Audit Committee met four times during 2006.

During 2006, the members of the audit committee were Cosimo Patti, Xianmin Wang, Eileen Brody and Lawrence S. Wizel, who served as the Chair of the Audit Committee. Each of these members are considered “independent” under Section 303A.02 of the listing standards of New York Stock Exchange, as determined by our board of directors. The audit committee recommends to the board of directors the annual engagement of a firm of independent accountants and reviews with the independent accountants the scope and results of audits, our internal accounting controls and audit practices and professional services rendered to us by our independent accountants.

Our board of directors has determined that we have at least one audit committee financial expert, as defined in the Exchange Act, serving on our audit committee. Lawrence S. Wizel is the “audit committee financial expert” and is an independent member of our board of directors.

REPORT OF THE AUDIT COMMITTEE (1)

The role of the Audit Committee is to assist the Board of Directors in its oversight of the Company’s financial reporting process. The Board of Directors, in its business judgment, has determined that all members of the committee are “independent” as required by applicable listing standards of The New York Stock Exchange. The Committee operates pursuant to a Charter that was approved by the Board. As set forth in the Charter, management of the Company is responsible for the preparation, presentation and integrity of the Company’s financial statements, accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for auditing the Company’s financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

In the performance of this oversight function, the Committee has reviewed and discussed the audited financial statements with management and the independent auditors. The Committee has discussed with the independent auditors the matters required to be discussed by Statement of Auditing Standards No. 61, Communication with Audit Committee, as currently in effect. Finally, the Committee has received written disclosures and the letter from the independent auditors required by Independence Standard Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect, and has considered whether the provision of non-audit services by the independent auditors to the Company is compatible with maintaining the auditor’s independence and has discussed with the auditors the auditors’ independence.

The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting, are not experts in the fields of accounting or auditing, including in respect of auditor independence. Members of the Committee rely without independent verification on the information provided to them and on the representations made by management and the independent accountants. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal control and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s consideration and discussions referred to above do not assure that the audit of the Company’s financial statements has been carried out in accordance with generally accepted accounting principles or that the Company’s auditors are in fact “independent”.

Based upon the reports, review and discussions described in this report, and subject to the limitations on the role and responsibilities of the Committee referred to above and in the Charter, the Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006, as filed with the Securities and Exchange Commission.

THE AUDIT COMMITTEE

Lawrence S. Wizel (Chairman)

Eileen Brody

Cosimo Patti

Xiaoming Wang

(1)	The material in the Audit Committee report is not soliciting material, is not deemed filed with the SEC and is not incorporated by reference in any filing of the Company under the Securities Act of 1933, or the Securities Exchange Act of 1934, whether made before or after the date of this proxy statement and irrespective of any general incorporation language in such filing.

PROCESS FOR SENDING COMMUNICATIONS TO THE BOARD OF DIRECTORS.

The Board of Directors maintains a process for stockholders to communicate with the Board. Stockholders wishing to communicate with the Board or any individual director must mail a communication addressed to the Secretary of the Company, c/o American Oriental Bioengineering, Inc., B02 12F Anlian Plaza 4018 Jintian Road Futian District, Shenzhen, 518026 People’s Republic of China Any such communication must state the number of shares of Common Stock beneficially owned by the stockholder making the communication. All of such communications will be forwarded to the full Board of Directors or to any individual director or directors to whom communication is directed unless the communication is clearly of a marketing nature or is inappropriate, in which case we have the authority to discard the communication or taking appropriate legal action regarding the communication.

CODE OF ETHICS

We adopted a code of ethics that applies to our Chief Executive Officer and Chief Financial Officer, and other persons who perform similar functions. A written copy of the Code will be provided upon request at no charge by writing to our Chief Financial Officer, c/o American Oriental Bioengineering, Inc. at B02 12F Anlian Plaza 4018 Jintian Road Futian District, Shenzhen, 518026 People’s Republic of China. Our Code of Ethics is intended to be a codification of the business and ethical principles which guide us, and to deter wrongdoing, to promote honest and ethical conduct, to avoid conflicts of interest, and to foster full, fair, accurate, timely and understandable disclosures, compliance with applicable governmental laws, rules and regulations, the prompt internal reporting of violations and accountability for adherence to this Code.

EXECUTIVE COMPENSATION

The Company’s executive compensation program for the named executive officers (NEOs) is administered by the Compensation Committee of the Board of Directors.

COMPENSATION OBJECTIVES

We believe that the compensation programs for the Company’s NEOs should reflect the Company’s performance and the value created for the Company’s stockholders. In addition, the compensation programs should support the short-term and long-term strategic goals and values of the Company, and should reward individual contributions to the Company’s success. Our compensation plans are consequently designed to link individual rewards with Company’s performance by applying objective, quantitative factors including the Company’s own business performance and general economic factors. We also rely upon subjective, qualitative factors such as technical expertise, leadership and management skills, when structuring executive compensation in a manner consistent with our compensation philosophy.

ELEMENTS OF COMPENSATION

BASE SALARY - All full time executives are paid a base salary. Base salaries for our executives are established based on the scope of their responsibilities, professional qualifications, academic background, and the other elements of the executive’s compensation, including stock-based compensation. However, at this time current total annual compensation is not in line with comparable companies, because our philosophy was to pay modest salaries with no bonus to conserve capital resources for future company growth. Our intent is to set executives’ base salaries near the median of the range of salaries for executives in similar positions with similar responsibilities at comparable companies, in line with our compensation philosophy. Base salaries are reviewed annually, and may be increased to align salaries with market levels after taking into account the subjective evaluation described previously.

EQUITY INCENTIVE COMPENSATION - We believe that long-term performance is achieved through an ownership culture participated in by our executive officers through the use of stock-based awards. Currently, we do not maintain any incentive compensation plans based on pre-defined performance criteria. The Compensation Committee has the general authority, however, to award equity incentive compensation, i.e. stock options, to our executive officers in such amounts and on such terms as the committee determines in its sole discretion. The Committee does not have a determined formula for determining the number of options available to be granted. The Compensation Committee will review each executive’s individual performance and his or her contribution to our strategic goals periodically.

DETERMINATION OF COMPENSATION

The Compensation Committee makes independent decisions about all aspects of NEO compensation, and takes into account (i) recommendations from our CEO with respect to the compensation of NEOs other than himself and our CFO, and (ii) information that our Human Resources department provides regarding compensation data and benchmarks for comparable positions and companies in different applicable geographical areas.

As of December 31, 2006, the Company’s current executive compensation program as of the date of this report had been at the same level since 2003. The program is simplistic and is less structured than a more mature US-based corporation. Four of our NEOs are founders or co-founders of the Company and their ownership in the Company has driven their philosophy to provide modest salaries and no annual bonus. The compensation structure was set to retain capital resources in the Company to further growth.

A Compensation Committee meeting was held in December 2006 to review the Company’s current compensation practices and a decision was made to engage an independent third party compensation consultant to conduct a review of the Company’s executive compensation program. The consultants were asked to review the current compensation plan design to ensure that it effectively supports the execution of the Company’s strategic plan and ties compensation opportunity to the achievement of short- and long-term financial objectives as well as changes in shareholder value. The study will also compare current compensation levels to external market rates to judge whether pay levels are competitive with the market for senior level talent in this industry. The Compensation Committee has determined to include comparisons to US based pay practices for executives as well in determining whether changes are necessary in the programs on a going forward basis that will assist the Company in attracting, motivating and retaining key senior level executives. A preliminary result of the compensation study leads the Compensation Committee to believe that the compensation provided for NEOs in 2006 was at the low percentile based upon our financial performance, general economic conditions, our analysis of compensation of surveyed companies, our assessments of individual and corporate performance, and other relevant factors. The Committee is in the process of gathering additional information and will make recommendations to the Board of Directors any necessary change to the current compensation program.

The Compensation Committee is carefully monitoring our executive compensation programs. It is our general objective to provide our NEOs with total annual compensation near the median of the range of salaries for executives in similar positions with similar responsibilities at comparable companies. To accomplish this objective, we anticipate increasing levels of executive compensation over time.

SUMMARY COMPENSATION TABLE

The following table sets forth all cash compensation paid or to be paid by AOBO, as well as certain other compensation paid or accrued, for each of the last three fiscal years of our company to each named executive officer.

Name and Principal Position	Year	Salary ($) (1)	Bonus ($)		Stock Awards ($)	Option Awards ($) (3)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Tony Liu,	2006	150,000	—		—	53,923	—	—	—	203,923
CEO and Chairman	2005	150,000	—		—	25,000	—	—	—	175,000
	2004	150,000	—		—	12,500	—	—	—	162,500

Yanchun Li,	2006	90,000	—		—	32,355	—	—	—	122,355
Acting CFO, COO,	2005	90,000	—		—	15,000	—	—	—	105,000
Director	2004	90,000	—		—	7,500	—	—	—	97,500

Jun Min,	2006	70,000	—		—	32,355	—	—	—	102,355
VP, Director	2005	70,000	—		—	15,000	—	—	—	85,000
	2004	70,000	—		—	7,500	—	—	—	77,500

Binsheng Li,	2006	57,000	—		—	19,413	—	—	—	76,413
Chief Accounting officer,	2005	57,000	—		—	9,000	—	—	—	66,000
Director	2004	57,000	—		—	4,500	—	—	—	61,500

Wilfred Chow,	2006	100,000	26,666	(2)	—	—	—	—	—	126,666
VP of Finance	2005	—	—		—	—	—	—	—	—
	2004	—	—		—	—	—	—	—	—

(1)	Salary is reported based on the amount earned for the calendar year.

(2)	Bonus relates to discretionary compensation, which was not awarded in 2006 for any directors but was awarded to Mr. Chow, a new hire in April 2006.

(3)	Option award amounts in this table relate to the accounting expense for options granted in accordance with Statement of Financial Accounting Standards No. 123 (revised 2004), Share-Based Payment, (SFAS 123(R)), which requires the expensing of equity stock awards.

EMPLOYEE STOCK OPTION PLAN

In March 2004, our board of directors formally adopted a Stock Option Plan (the “2004 Plan”). Under the 2004 Plan, we were authorized to grant non-qualified options to purchase up to 2,900,000 shares of our common stock to our employees, officers, directors and consultants. The 2004 Plan was administered directly by our Compensation Committee. Subject to the provisions of the 2004 Plan, the Compensation Committee determined who would receive stock options, the number of shares of common stock that may be covered by the option grants, the time and manner of exercise of options and exercise prices, as well as any other pertinent terms of the options. The Company replaced the 2004 Plan with a new Equity Incentive Plan that was adopted by the Board and approved by the Stockholders in 2006 (“2006 Plan”). The 2006 Plan provides a maximum of 5,000,000 shares for future grants but the Company is not intended to grant more than 1,000,000 shares in one calendar year. The Company will not grant any additional awards under the 2004 Plan. All future Awards would be granted under the 2006 Plan. Those individuals with awards outstanding under the 2004 Plan will continue to hold such awards in accordance with the terms of their respective grant agreements.

As of December 31, 2006, the Company granted an aggregate of 99,269 options under the 2004 Plan. For the fiscal year ended December 31, 2006, options to purchase a total of 30,344 shares of common stock were granted to the executive officers. In 2006, the Company granted the following options to the NEO’s pursuant to the 2004 Plan:

2006 GRANTS OF PLAN-BASED AWARDS TABLE

Name	Grant Date	Estimated Future Payouts Under Equity Incentive Plan Awards (Target) (#)	Exercise or Base Price of Option Awards $/S(H)	Closing Price on Grant Date ($/SH)	Grant Date Fair Value of Option Awards ($/SH)
Tony Liu	3/31/06	3,956	2.00	5.16	13,925
	6/30/06	3,541	2.00	5.53	13,732
	9/30/06	3,064	2.00	6.08	13,419
	12/31/06	1,292	2.00	11.76	12,848

Yanchun Li	3/31/06	2,374	2.00	5.16	8,355
	6/30/06	2,124	2.00	5.53	8,239
	9/30/06	1,838	2.00	6.08	8,051
	12/31/06	776	2.00	11.76	7,709

Jun Min	3/31/06	2,374	2.00	5.16	8,355
	6/30/06	2,124	2.00	5.53	8,239
	9/30/06	1,838	2.00	6.08	8,051
	12/31/06	776	2.00	11.76	7,709

Binsheng Li	3/31/06	1,424	2.00	5.16	5,013
	6/30/06	1,275	2.00	5.53	4,944
	9/30/06	1,103	2.00	6.08	4,831
	12/31/06	465	2.00	11.76	4,625

2006 OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

	Option Awards
Name	Number of Securities Underlying Unexercised Optionsc (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
Tony Liu	7,576	—	—	2.00	12/31/2008
	9,259	—	—	2.00	3/31/2009
	4,902	—	—	2.00	9/30/2010
	5,187	—	—	2.00	12/30/2010
	3,956	—	—	2.00	3/31/2011
	3,541	—	—	2.00	6/30/2011
	3,064	—	—	2.00	9/31/2011
	1,292	—	—	2.00	12/31/2011

Yanchun Li	4,545	—	—	2.00	12/31/2008
	5,556	—	—	2.00	3/31/2009
	2,941	—	—	2.00	9/30/2010
	3,112	—	—	2.00	12/30/2010
	2,374	—	—	2.00	3/31/2011
	2,124	—	—	2.00	6/30/2011
	1,838	—	—	2.00	9/31/2011
	776	—	—	2.00	12/31/2011

Jun Min	4,545	—	—	2.00	12/31/2008
	5,556	—	—	2.00	3/31/2009
	2,941	—	—	2.00	9/30/2010
	3,112	—	—	2.00	12/30/2010
	2,374	—	—	2.00	3/31/2011
	2,124	—	—	2.00	6/30/2011
	1,838	—	—	2.00	9/31/2011
	776	—	—	2.00	12/31/2011
Binsheng Li	2,727	—	—	2.00	12/31/2008
	3,334	—	—	2.00	3/31/2009
	1,765	—	—	2.00	9/30/2010
	1,867	—	—	2.00	12/30/2010
	1,424	—	—	2.00	3/31/2011
	1,275	—	—	2.00	6/30/2011
	1,103	—	—	2.00	9/31/2011
	465	—	—	2.00	12/31/2011

OPTION EXERCISES AND STOCK VESTED DURING 2006 FISCAL YEAR

There were no options exercised during the year ended 2006.

COMPENSATION OF INDEPENDENT DIRECTORS FOR THE 2006 FISCAL YEAR

We enter into service agreements with each of our independent directors, pursuant to which each shall carry out the duties of an independent director and serve on our Audit Committee, Nominating Committee and/or Compensation Committee. Pursuant to the terms of each such agreement, as amended, we have agreed to pay to each of our independent directors an annual cash retainer of $30,000, payable in monthly installments of $2,500, for their participation in board meetings or committee meetings. In addition, pursuant to agreements with Ms. Brody and Messrs. Patti and Wang, we were obligated to issue to each of them on the anniversary of the date of each service agreement, $30,000 worth of our common stock based on 100% of the average closing prices for the five trading days prior to the signing of each such independent director’s service agreement with the Company.

On July 1, 2006, the Company signed new independent director agreements with each of Ms. Brody and Messrs. Patti and Wang, which superseded previous agreements with such directors, dated June 28, 2005 and amended on March 8, 2006. On August 21, 2006 and December 15, 2006, the Company signed independent director agreements with Mr. Wizel and Mr. Zhang, respectively. Pursuant to the new agreements, the Company agreed to pay each independent director the following fees for services to be rendered: (1) a fee in cash of $30,000 for the six month ended December 31, 2006; and (2) a fee in cash of $30,000 per annum for each year subsequent to 2006. The fees in cash are payable to each independent director monthly in equal installments. In addition, during the term of the independent directors’ service as a director or member of any board committee of the Company and starting from January 1, 2007, each independent director shall be entitled to receive each year shares of Common Stock of the Company with an aggregate value of $30,000 per annum, calculated based on the average closing price per share for the five (5) trading days preceding and including January 1 of such year.

The following table sets forth all compensation paid or to be paid by AOBO, as well as certain other compensation paid or accrued, for each of the Independent Directors for the year 2006.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Cosimo J. Patti	45,000	15,000	—	—	—	—	60,000
Xianmin Wang	45,000	15,000	—	—	—	—	60,000
Eileen Brody	45,000	15,000	—	—	—	—	60,000
Lawrence S Wizel	21,666	—	—	—	—	—	21,666
Boqing Zhang	2,500	—	—	—	—	—	2,500

(1)	The grant date fair value of the stock award for 2006 was $15,000. 4,511 shares of common stock to be issued was outstanding at the fiscal year ended 2006.

(2)	The grant date fair value of the stock award for 2006 was $15,001. 22,316 shares of common stock to be issued was outstanding at the fiscal year ended 2006.

(3)	The grant date fair value of the stock award for 2006 was $57,598. 21,552 shares of common stock to be issued was outstanding at the fiscal year ended 2006.

Employment Contracts

Tony Liu’s employment agreement has a term of five years, commencing on October 1, 2003, and provides for a salary of $150,000 for the first year of the term, subject to subsequent annual review by our board of directors. The agreement also provides for the grant of options to purchase shares of our Common Stock pursuant to the Company’s stock option plan. These options are to be awarded in four quarterly installments, effective on the last date of such quarter, beginning with the first quarter of 2004, during the term of the employment agreement, and will have an exercise price of $2.00 per share. Each quarterly grant shall consist of the quantity of shares of our common stock whose aggregate market price at close of trading on the date of grant minus their aggregate exercise price equals US$12,500.00. We can terminate Mr. Liu’s employment with cause, or without cause pursuant to a decision by our board of directors. In the event Mr. Liu’s employment is terminated without cause, he will be eligible to receive monthly payments at his then applicable monthly base salary for the rest of his term from the date of termination of his employment.

Yanchun Li’s employment agreement has a term of five years, commencing on October 1, 2003, and provides for an annual salary of $90,000 for the first year of the term, subject to subsequent annual review by our board of directors. The agreement also provides for the grant of options to purchase shares of our common stock pursuant to the Company’s stock option plan. These options are to be awarded in four quarterly installments, effective on the last date of such quarter, beginning with the first quarter of 2004, during the term of the employment agreement, and will have an exercise price of $2.00 per share. Each quarterly grant shall consist of the quantity of shares of our common stock whose aggregate market price at close of trading on the date of grant minus their aggregate exercise price equals US$7,500.00. We can terminate Ms. Li’s employment with cause, or without cause at the sole discretion of our Chief Executive Officer. In the event Ms. Li’s employment is terminated without cause, she will be eligible to receive monthly payments at her then applicable monthly base salary for the rest of her term from the date of termination of her employment.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Members of our Compensation Committee of the Board of Directors were Ms. Brody and Messrs. Patti, Wizel and Wang. No member of our Compensation Committee was, or has been, an officer or employee of the Company or any of our subsidiaries.

No member of the Compensation Committee has a relationship that would constitute an interlocking relationship with executive officers or directors of the Company or another entity.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION (1)

The purpose of the Compensation Committee is to assist the Board in determining the compensation of the Chief Executive Officer, Chief Financial Officer and other officers of the Company. The goal of the Compensation Committee’s policies on executive compensation is to ensure that an appropriate relationship exists between executive compensation and the creation of stockholder value, while at the same time attracting, motivating and retaining executives. In furtherance of this purpose, the Compensation Committee has the following duties and responsibilities with respect to executive compensation:

•	Annually review the Company’s corporate goals and objectives relevant to the compensation of the Company’s executive officers, including the Chief Executive Officer and Chief Financial Officer;

•	Evaluate the executive officers’ performance in light of such goals and objectives;

•	Determine and approve the officer’s compensation level based on this evaluation; and

•

Determine and approve the long-term incentive component of the officer’s compensation based on the Company’s performance, the value of similar incentive awards to the officers at comparable companies and the awards given to the officers in past years.

THE COMPENSATION COMMITTEE

Eileen Brody (Chair)

Cosimo Patti

Lawrence S. Wizel

Xianmin Wang

(1)	The material in the Compensation Committee report is not soliciting material, is not deemed filed with the SEC and is not incorporated by reference in any filing of the Company under the Securities Act of 1933, or the Securities Exchange Act of 1934, whether made before or after the date of this proxy statement and irrespective of any general incorporation language in such filing.

REQUIRED VOTE

Election of the directors requires a plurality vote of the shares presented in person or represented by proxy at the Annual Meeting, provided a quorum exists.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF

THE NINE NOMINEES FOR DIRECTOR SET FORTH HEREIN.

PROPOSAL 2

RATIFICATION OF THE APPOINTMENT OF THE

INDEPENDENT PUBLIC ACCOUNTANTS

The firm of Weinberg & Company, P.A. has served as our independent auditors since February 16, 2004, and the Board of Directors has appointed Weinberg & Company, P.A. as our independent auditors for the 2006 fiscal year. A representative from Weinberg & Company, P.A. or its Republic of China cooperation partner is expected to be present at the Annual Meeting by telephone conference call to respond to appropriate questions from stockholders and to make a statement if such representative desires to do so.

Fees of Independent Auditor

Aggregate fees billed to us by Weinberg & Company, P.A. during the fiscal years ended December 31, 2006 and 2005 were:

	2006	2005
Audit Fees	$704,094	$335,000
Audit Related Fees	$397,848	$79,000
Tax Fees	$4,500	$17,000
All Other Fees	$6,375	0
Total	$1,112,817	$431,000

Audit Fees

This category includes aggregate fees billed by our independent auditors for the audit of our annual financial statements, audit of management’s assessment and effectiveness of internal controls over financial reporting, review of financial statements included in our quarterly reports on Form 10-Q and services that are normally provided by the auditor in connection with statutory and regulatory filings for those fiscal years.

Audit-Related Fees

This category consists of services by our independent auditors that, including accounting consultations on transaction related matters, are reasonably related to the performance of the audit or review of our financial statements and are not reported above under Audit Fees.

Tax Fees

This category consists of professional services rendered for tax compliance and preparation of our corporate tax returns and other tax advice.

All Other Fees

There are $6,375 other fees related to the review of a Registration Statement on Form S-3 filed with the Securities and Exchange Commission.

The Audit Committee reviewed and approved all audit and non-audit services provided by Weinberg & Company, P.A. and concluded that these services were compatible with maintaining its independence. The Audit Committee approved the provision of all non-audit services by each firm.

Pre-Approval Policies and Procedures

In accordance with the SEC’s auditor independence rules, the Audit Committee has established the following policies and procedures by which it approves in advance any audit or permissible non-audit services to be provided to AOBO by its independent auditor.

Prior to the engagement of the independent auditor for any fiscal year’s audit, management submits to the Audit Committee for approval lists of recurring audit, audit-related, tax and other services expected to be provided by the auditor during that fiscal year. The Audit Committee adopts pre-approval schedules describing the recurring services that it has pre-approved, and is informed on a timely basis, and in any event by the next scheduled meeting, of any such services rendered by the independent auditor and the related fees.

The fees for any services listed in a pre-approval schedule are budgeted, and the Audit Committee requires the independent auditor and management to report actual fees versus the budget periodically throughout the year. The Audit Committee will require additional pre-approval if circumstances arise where it becomes necessary to engage the independent auditor for additional services above the amount of fees originally pre-approved. Any audit or non-audit service not listed in a pre-approval schedule must be separately pre-approved by the Audit Committee on a case-by-case basis.

Every request to adopt or amend a pre-approval schedule or to provide services that are not listed in a pre-approval schedule must include a statement by the independent auditors as to whether, in their view, the request is consistent with the SEC’s rules on auditor independence.

The Audit Committee will not grant approval for:

•	any services prohibited by applicable law or by any rule or regulation of the SEC or other regulatory body applicable to AOBO;

•	provision by the independent auditor to AOBO of strategic consulting services of the type typically provided by management consulting firms; or

•

the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the tax treatment of which may not be clear under the Internal Revenue Code and related regulations and which it is reasonable to conclude will be subject to audit procedures during an audit of AOBO’s financial statements.

Tax services proposed to be provided by the auditor to any director, officer or employee of AOBO who is in an accounting role or financial reporting oversight role must be approved by the Audit Committee on a case-by-case basis where such services are to be paid for by AOBO, and the Audit Committee will be informed of any services to be provided to such individuals that are not to be paid for by AOBO.

In determining whether to grant pre-approval of any non-audit services in the “all other” category, the Audit Committee will consider all relevant facts and circumstances, including the following four basic guidelines:

•	whether the service creates a mutual or conflicting interest between the auditor and the Company;

•	whether the service places the auditor in the position of auditing his or her own work;

•	whether the service results in the auditor acting as management or an employee of the Company; and

•	whether the service places the auditor in a position of being an advocate for the Company.

REQUIRED VOTE

Ratification of the appointment of the independent public accounts requires affirmative vote of a majority of the shares present or represented by proxy at the Annual Meeting, provided a quorum exists.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” RATIFICATION OF

THE APPOINTMENT OF THE INDEPENDENT PUBLIC ACCOUNTANTS.

MISCELLANEOUS

2008 STOCKHOLDER PROPOSALS

A stockholder who wishes to make a proposal pursuant to Rule 14a-8 of the Exchange Act at our 2007 Annual Meeting of Stockholders, that will be held in 2008, for inclusion in the Company’s proxy statement and form of proxy for such meeting must notify the Company no later than June 27, 2008.

Rule 14a-4 of the SEC proxy rules allows the Company to use discretionary voting authority to vote on matters coming before an annual meeting of stockholders if the Company does not have notice of the matter at least 45 days before the date corresponding to the date on which the Company first mailed its proxy materials for the prior year’s annual meeting of stockholders or the date specified by an overriding advance notice provision in the Company’s bylaws. The Company’s bylaws do not contain such an advance notice provision.

GENERAL

Management is not aware of any matters to be presented for action at the Annual Meeting, except matters discussed in the Proxy Statement. If any other matters properly come before the meeting, it is intended that the shares represented by proxies will be voted in accordance with the judgment of the persons voting the proxies.

WHERE YOU CAN FIND MORE INFORMATION

We file annual and quarterly reports, proxy statements and other information with the Securities and Exchange Commission (the “SEC”). Stockholders may read and copy any reports, statements or other information that we file at the SEC’s public reference rooms in Washington, D.C., New York, New York, and Chicago, Illinois. Please call the SEC at 1-800-SEC-0330 for further information about the public reference rooms. Our public filings are also available from commercial document retrieval services and at the Internet Web site maintained by the SEC at http://www.sec.gov. The Company’s Annual Report on Form 10-K is available on our website at www.bioaobo.com.

STOCKHOLDERS SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROXY STATEMENT TO VOTE THEIR SHARES AT THE ANNUAL MEETING. NO ONE HAS BEEN AUTHORIZED TO PROVIDE ANY INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT. THIS PROXY STATEMENT IS DATED OCTOBER 5, 2006. STOCKHOLDERS SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE.

By Order of the Board of Directors

/s/ Tony Liu
Tony Liu Chairman, and Chief Executive Officer

October 5, 2007